Exhibit 10.2
EXECUTION VERSION

TENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT
    This TENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT, dated as of May 4, 2022 (this “Amendment”), is made by and between TPG RE FINANCE 12, LTD., a Cayman Islands exempted company (“Seller”), and MORGAN STANLEY BANK, N.A., a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of May 4, 2016 (as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 10, 2017, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of July 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of December 27, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 14, 2018, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 4, 2018, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 10, 2020, as further amended by that certain letter agreement, dated as of May 4, 2020 (the “Extension Letter Agreement”), as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of December 23, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 3, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 4, 2022, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
Section 1.Repurchase Agreement Amendments. The Repurchase Agreement is hereby amended as follows:
(a)The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and replaced with the following:
“Benchmark” means, initially, Term SOFR; provided, that if a Benchmark Transition Event and the Benchmark Replacement Date with respect thereto have occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent such Benchmark Replacement has replaced such Benchmark pursuant to Article 3(l).
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by Buyer on the applicable Benchmark Replacement Date:
(1)the sum of: (a) either of (i) Compounded SOFR or (ii) Daily Simple SOFR, as selected by Buyer to be the then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for the applicable loan market and (b) the applicable Benchmark Replacement Adjustment;
(2)the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment; or
(3)the sum of: (a) the alternate rate of interest that has been selected by Buyer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor in accordance with any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated secured financings or securitizations relating to the relevant asset class, as applicable at such time and (b) the Benchmark Replacement Adjustment; provided that, in each case, the alternative selected shall be consistent with the alternative selected by the Buyer in its commercial real estate mortgage loan repurchase facilities with similarly situated counterparties.
If at any time the Benchmark Replacement as determined pursuant to this definition would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement.
“Business Day” shall mean any day other than (i) a Saturday or Sunday and (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, Custodian or Buyer is authorized or obligated by law or executive order to be closed.
“Facility Termination Date” shall mean May 4, 2023.
“Reference Time” shall mean with respect to any setting of the then-current Benchmark (1) if such Benchmark is Term SOFR, the time set forth in the definition of Term SOFR, and (2) if such Benchmark is not Term SOFR, the time determined by Buyer in accordance with the Benchmark Replacement Conforming Changes.
(b)The definitions of “LIBOR”; “LIBOR Purchased Asset” and “Pricing Rate Reset Date” in Section 2 of the Repurchase Agreement are hereby deleted in their entirety.
(c)Exhibit I to the Repurchase Agreement is hereby amended by replacing “[LIBOR + [__]%]/[Term SOFR+ [__]%]” with “Term SOFR+ [__]%”.
Section 1.Conditions Precedent. This Amendment shall become effective on the date hereof provided that the following condition precedent is satisfied:
(d) this Amendment is duly executed and delivered by each of Seller, Guarantor and Buyer.
Section 1.Extension of Facility Termination Date. The parties acknowledge and agree that pursuant to the terms of this Amendment, Seller has exercised its right to extend the Facility Termination Date in accordance with Section 9 of the Repurchase Agreement and Seller has no further right to extend the Facility Termination Date.
Section 2.Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default, Event of Default or Margin Deficit under the Repurchase Agreement has occurred and is continuing, (c) after giving effect to this Amendment, the representations and warranties contained in the Repurchase Agreement are true, correct, complete and accurate in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date, and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer), (f) no amendments have been made to the organizational documents of Seller since May 4, 2016; and (g) Seller is duly authorized to executed and deliver this Amendment.
Section 3.Acknowledgments of Guarantor.  Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Amended and Restated Guaranty, dated as of May 4, 2018, as further amended on April 1, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein and therein.
Section 2.Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.
Section 3.Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
Section 4.Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.
Section 5.Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.
To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.
The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

Section 6.WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
Section 7.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

MORGAN STANLEY BANK, N.A., a
national banking association

By:	/s/ Bill Bowman
Name: Bill Bowman
Title: Authorized Signatory

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SELLER:

TPG RE FINANCE 12, LTD., an exempted
company incorporated with limited liability
under the laws of the Cayman Islands

By:	/s/ Deborah Ginsberg
Name: Deborah Ginsberg
Title: Vice President

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[Signature Page to Tenth Amendment to Master Repurchase and Securities Contract Agreement – TRT/MS]

ACKNOWLEDGED:

TPG RE FINANCE TRUST HOLDCO, LLC,
a Delaware limited liability company, in its capacity
as Guarantor, and solely for purposes of making the
acknowledgement set forth in Section 5 of this Amendment:

By:	/s/ Deborah Ginsberg
Name: Deborah Ginsberg
Title: Vice President

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